                                                                   EXHIBIT 10.29

                   SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT


     This Second Amendment to Shareholders Agreement ("Second Amendment") is entered into as of _____________, 2000 among US Unwired Inc., a Louisiana corporation (the "Company"), The 1818 Fund III, L.P., a Delaware limited partnership (the "Fund"), TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Shared Opportunity Fund II, L.P., TCW Shared Opportunity Fund IIB, LLC, TCW Shared Opportunity Fund III, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust, L.P., each of which is a Delaware entity, and Brown University Third Century Fund (collectively, the "TCW Entities"), and the shareholders of the Company listed on the signature pages hereto.

                                    RECITALS

     A. The Company, the Fund and the shareholders of the Company listed on the signature pages hereto entered into that certain Shareholders Agreement (the "Shareholders Agreement") dated as of October 29, 1999.

     B. The parties to the Shareholders Agreement entered into that certain First Amendment to Shareholders Agreement ("First Amendment") dated as of February 15, 2000.

     C. The parties to the Shareholders Agreement desire to amend the Shareholders Agreement to increase the maximum permitted number of members of the board of directors of the Company from 7 to 9.

     NOW, THEREFORE, in consideration of mutual promises and agreements set forth herein, the parties hereto agree as follows:

     1. The first sentence of Section 3.1 of the Shareholders Agreement is hereby amended to read as follows:

               "Each Shareholder shall vote its or his shares of Common Stock or Preferred Stock at any regular or special meeting of the Company (a "Shareholders Meeting"), or in any written consent executed in lieu of such a meeting of shareholders of the Company (a "Written Consent"), and shall take all other reasonable actions necessary, to ensure that the number of directors constituting the entire Board of Directors of the Company (the "Board") shall be not greater than 9."

     2. Except as expressly amended hereby, the terms and provisions of the Shareholders Agreement, as amended by the First Amendment, shall continue in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered individually or by the respective officers or partners hereunto duly authorized as of the date above written.

                                       US UNWIRED INC.

                                       By ____________________________

                                            Name:_____________________

                                            Title:____________________

                                       THE 1818 FUND III, L.P.

                                       By:  Brown Brothers Harriman & Co.,
                                            its general partner

                                       By:____________________________

                                            Name:_____________________

                                            Title:____________________



                                       -------------------------------
                                       William L. Henning, Sr.


                                       -------------------------------
                                       William L. Henning, Jr.


                                       -------------------------------
                                       John A. Henning


                                       -------------------------------
                                       Thomas G. Henning

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TCW Leveraged Income Trust, L.P.

By:  TCW Investment Management Company, as investment Advisor



By:  ____________________________________________
Name:
Title:



By:  TCW Advisors (Bermuda), Ltd., as general partner



By:  ____________________________________________
Name:
Title:

TCW Leveraged Income Trust II, L.P.

By:  TCW Investment Management Company, as Investment Advisor



By:  ___________________________________________
Name:
Title:


By:  TCW (LINC II), L.P., as general partner


By:  TCW Advisors (Bermuda), Ltd., as its general partner



By:  ___________________________________________
Name:
Title:

TCW Shared Opportunity Fund III, L.P.

By:  TCW Asset Management Company,
     its Investment Advisor



By:  ___________________________________________
Name:
Title



By:  ___________________________________________
Name:
Title:

Shared Opportunity Fund IIB, LLC

By:  TCW Asset Management Company,
     its Investment Advisor



By:  ___________________________________________
Name:
Title:



By:  ___________________________________________
Name:
Title:

TCW Shared Opportunity Fund II, L.P.

By:  TCW Investment Management Company,
     its Investment Advisor



By:  ___________________________________________
Name:
Title:



By:  ___________________________________________
Name:
Title:

TCW/Crescent Mezzanine Partners II, L.P.
TCW/Crescent Mezzanine Trust II

By:  TCW/Crescent Mezzanine II, L.P.
     its general partner or managing owner

By:  TCW/Crescent Mezzanine, L.L.C.
     its general partner



By:  ____________________________________________
Name:
Title:

BROWN UNIVERSITY THIRD CENTURY FUND

By:   ___________________________________________
Name: Mark Attanasio,
      its Investment Advisor

                                       9